UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to § 240.14a-12.

MEZZACAPPA PARTNERS, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

MEZZACAPPA PARTNERS, LLC

630 Fifth Avenue, Suite 2600

New York, NY 10111

September 20, 2007

Dear Members:

The Board of Managers (the “Managers”) of Mezzacappa Partners, LLC (the “Fund”) would like to invite you to a Special Meeting of Members (the “Meeting”) to be held on October 1, 2007. At the Meeting, you will be asked to consider and act upon a proposal to liquidate and dissolve the Fund (the “Liquidation”).

Under Delaware law and the Fund’s Limited Liability Company Agreement, the Fund must obtain your approval to liquidate and dissolve the Fund. Therefore, the Fund’s Managers have scheduled the Meeting on October 1, 2007, to seek your approval of the Liquidation. The Liquidation is described in more detail in the attached Proxy Statement.

The Managers have concluded that the proposal is in the best interests of the Fund and its Members. The Managers unanimously recommend that you vote “FOR” the Liquidation.

We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote promptly by proxy. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from an officer of the Fund to remind you to vote by proxy. No matter what your percentage ownership interest is, your vote is important.

Sincerely,

Damon Mezzacappa

President

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PROXY STATEMENT

MEZZACAPPA PARTNERS, LLC

QUESTIONS AND ANSWERS

Q.	WHAT IS THIS DOCUMENT AND WHY DID WE SEND IT TO YOU?

A.	This booklet contains the Notice of Special Meeting of Members (the “Notice”) of Mezzacappa Partners, LLC (the “Fund”) and Proxy Statement that provide you with information you should review before voting on the proposal to liquidate and dissolve the Fund (the “Liquidation”). This document also solicits votes of the Fund’s Members on the Liquidation by requesting that the Members approve the Plan of Liquidation and Dissolution dated as of August 24, 2007 (the “Plan”).

On August 24, 2007, the Board of Managers of the Fund (the “Managers” or the “Board”) approved and declared advisable the Liquidation and directed that the Liquidation be submitted to the Members for approval at a Special Meeting of Members to be held on October 1, 2007 (the “Meeting”). You are receiving this proxy material because you own interests in the Fund. Each Member of record of the Fund as of the close of business on August 24, 2007 (the “Record Date”) has the right under applicable legal and regulatory requirements to vote on the Liquidation. The Liquidation will not occur unless it is approved by the holders of at least 80% of the total number of votes eligible to be cast at the Meeting.

Q.	WHO IS ELIGIBLE TO VOTE?

A.	Members of record at the close of business on the Record Date are entitled to vote at the Meeting or any adjournment or postponement of the Meeting.

Each Member is entitled to a number of votes equal to such Member’s investment percentage as of the record date. Interests represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to Members’ instructions. If you sign and return a proxy card but do not fill in a vote, your interests will be voted “FOR” the Liquidation. If any other business properly comes before the Meeting, your membership interests will be voted at the discretion of the persons named as proxies.

Q.	HOW WILL THE LIQUIDATION WORK?

A.	If the Liquidation and Plan are approved by Members, the Fund will immediately cease its business as an investment company and will not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of the Fund’s liabilities, and distributing its remaining assets to Members in accordance with the Plan.

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Q.	WHY IS THE LIQUIDATION BEING PROPOSED?

A.	Mezzacappa Investors, LLC (the “Investment Manager”) recommended the Liquidation to the Managers. After considering the Investment Manager’s recommendation and the factors discussed in the Proxy Statement, the Board concluded that the Liquidation is in the best interests of the Fund and its Members.

Q.	WHEN WILL THE LIQUIDATION AND DISTRIBUTIONS TO MEMBERS OCCUR?

A.	If the Fund’s Members approve the Liquidation, the Fund expects to make liquidating distributions to Members in accordance with the limited liability company agreement approximately at the end of December 2007, or earlier if possible.

Q.	WHY IS THE BOARD REQUESTING MY VOTE?

A.	The Fund’s Limited Liability Company Agreement requires the Fund to obtain Member approval prior to the liquidation and dissolution of the Fund. Consequently, the Board is seeking your vote on the Liquidation.

Q.	HOW DOES THE BOARD RECOMMEND YOU VOTE?

A.	The Board recommends that you vote “FOR” the Liquidation.

Q.	HOW CAN I VOTE?

A.	Please follow the instructions included on the enclosed proxy card.

Q.	WHAT IF I WANT TO REVOKE MY PROXY?

A.	You can revoke your proxy at any time prior to the Meeting by (i) giving written notice to the Secretary of the Fund at 630 Fifth Avenue, Suite 2600, New York, New York 10111, (ii) by authorizing a later-dated proxy (either by signing another proxy card and mailing or faxing this proxy card, or by telephone as indicated on the proxy card), or (iii) by personally voting at the Meeting.

Q.	WHO DO I CONTACT IF I HAVE QUESTIONS REGARDING THE PROXY?

A.	You can call Mezzacappa Investors, LLC at 212 332-2000 and ask for Christopher Nagle or John Dowd, or e-mail Christopher Nagle at chris.nagle@mezzfund.com or John Dowd at john.dowd@mezzfund.com.

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MEZZACAPPA PARTNERS, LLC

630 Fifth Avenue, Suite 2600

New York, New York 10111

212-332-2000

NOTICE OF SPECIAL MEETING OF MEMBERS

SCHEDULED FOR OCTOBER 1, 2007

To the Members of Mezzacappa Partners, LLC (the “Fund”):

Notice is hereby given that a Special Meeting of Members (the “Meeting”) of the Fund will be held at the offices of the Fund located at 630 Fifth Avenue, Suite 2600, New York, New York 10111, on Monday, October 1, 2007 at 9:00 a.m., Eastern Standard Time, to consider and vote on the following Proposal, which is more fully described in the accompanying Proxy Statement dated September 20, 2007:

1.	To approve a proposal to liquidate and dissolve the Fund, as set forth in the Plan of Liquidation and Dissolution adopted by the Board of Managers of the Fund; and

2.	To transact such other business as may properly come before the Meeting.

Any Member of record of the Fund at the close of business on August 24, 2007 is entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. Proxies are being solicited on behalf of the Fund’s Board of Managers. Each Member who does not expect to attend in person is requested to complete, date, sign and promptly return the enclosed proxy card by mail, facsimile or e-mail or to submit voting instructions by telephone, all as described on the enclosed proxy card.

The Board of Managers of the Fund recommends a vote “FOR” the Proposal.

By Order of the Board of Managers,

Damon Mezzacappa

President

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YOUR VOTE IS IMPORTANT

Your vote is very important no matter what your investment percentage is. Please return your Proxy Card promptly in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

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PROXY STATEMENT

MEZZACAPPA PARTNERS, LLC

630 Fifth Avenue, Suite 2600

New York, New York 10111

SPECIAL MEETING OF MEMBERS

October 1, 2007

INTRODUCTION

This is a Proxy Statement for Mezzacappa Partners, LLC (the “Fund”). The Fund’s Board of Managers (the “Board” or “Managers”) is soliciting proxies for a Special Meeting of Members of the Fund (the “Meeting”) to consider and vote on a proposal to liquidate and dissolve the Fund (the “Liquidation”).

The Board is sending you this Proxy Statement to ask for your vote on the Liquidation. The Meeting will be held at the offices of the Fund located at 630 Fifth Avenue, Suite 2600, New York, New York 10111, on Monday, October 1, 2007 at 9:00 a.m., Eastern Standard Time. The solicitation will be made primarily by mail and may also be made by telephone, facsimile or e-mail. The solicitation cost will be borne by the Fund. The Notice of Special Meeting, Proxy Statement and Proxy Card are being mailed to Members on or about September 20, 2007.

Any Member who owned a membership interest in the Fund on Friday, August 24, 2007 (the “Record Date”), is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each Member is entitled to a number of votes equal to such Member’s investment percentage as of the record date

THE PROPOSAL

APPROVAL OF THE LIQUIDATION AND DISSOLUTION OF THE FUND

Background and Reasons for the Proposal

At a meeting of the Board of Managers on August 24, 2007 (the “Board Meeting”), Mezzacappa Investors, LLC (the “Investment Manager”) recommended that the Fund’s Board of Managers (the “Managers”) approve and recommend to the Fund’s Members for their approval the Plan of Liquidation and Dissolution dated as of August 24, 2007 (the “Plan”). The Managers considered the factors discussed below from the point of view of the interests of the Fund and its Members. After careful consideration, the Managers (including the Managers who are not “interested persons” of the Fund, the Investment Manager or its affiliates) determined that the Liquidation would be in the best interests of the Fund’s Members. The Managers of the Fund approved the Plan and the Liquidation and recommended that the Members of the Fund vote in favor of the Liquidation.

The Investment Manager presented the following reason in favor of the Liquidation:

•

The Fund’s current net assets are approximately $56 million. Because of its small asset size, the Fund has a relatively high operating expense ratio, which negatively affects Members returns even after taking into account the Investment Manager’s recent voluntary waiver of a significant portion of its investment advisory fee, and the elimination of the investor servicing fee in February 2007.

•

Since April 1, 2007 the Fund has received requests for repurchases of interests from Members in excess of the total purchases of Fund interests. While the repurchase requests were not immediately paid in full, this net outflow of capital will further negatively impact the Fund’s expense ratio as repurchases are made and there can be no guarantee that future inflows will exceed future outflows.

Based on the foregoing, the Managers determined that the Liquidation was in the best interest of the Fund and its Members. As a result of the highly individualized research and allocation system of a fund of funds and the dependence on an investment manager, the Board determined that liquidation was preferable over considering whether to look for a potential merger candidate. If the liquidation is approved, the Investment Manager will benefit from no longer being subject to the voluntary fee waiver.

The Fund’s assets, liabilities and Members Capital at March 31, 2007 were $51,870,506, $973,431, and $50,897,075 respectively. As of August 31, 2007, they were approximately $56,335,513, $58,642 and $56,276,871.

At the Board Meeting, the Managers (with the advice and assistance of independent counsel) also considered, among other things:

•	The Form of the Plan and the terms and conditions of the Liquidation;

•

The costs of the Liquidation (largely those for legal, printing, proxy solicitation expenses, and Officers and Directors Insurance), estimated to be approximately $50,000, which will be borne by the Fund; and

•	The recommendation by the Investment Manager to maintain insurance policies covering officers and Managers of the Fund for any claims arising prior to the Liquidation.

If the Fund engages in any sales with any affiliated persons in connection with the Liquidation, then such sales shall only be conducted in accordance with Rule 17a-7 of the Investment Company of 1940 Act and in accordance with the Fund’s Rule 17a-7 policies. Any such sales must also be approved by a majority of the independent managers of the Fund.

If the requisite number of the Fund’s Members do not approve the liquidation, then the Fund will continue as a going concern and the Board may seek to set another date in the future to consider the liquidation proposal again. There can be no guarantee that Members who otherwise voted to liquidate the Fund will not seek repurchase of their interests and there can be no guarantee that future repurchases of interests will not adversely affect the Fund.

Summary of Plan of Liquidation and Resolution

The following summary is not complete. A copy of the Plan is attached hereto as Appendix A. Members are urged to read the Plan in its entirety.

Effective Date of the Plan and Cessation of the Fund’s Activities as an Investment Company

The Plan will become effective if the liquidation and dissolution of the Fund is approved by the holders of at least 80% of the total number of votes eligible to be cast at the Meeting (the “Effective Date”). After the Effective Date, the Fund will cease its business as an investment company and will not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of the Fund’s liabilities, and distributing its remaining assets to Members in accordance with the Plan.

Appointment of Liquidator

The Plan states that in accordance with the Fund’s Limited Liability Company Agreement (the “LLC Agreement”), the Board of Managers will appoint Mezzacappa Management, LLC, the organizational member, as the Fund’s liquidator (the “Liquidator”). The Liquidator will be subject to the oversight of the Board of Managers.

Closing of Books and Transfer of Interests

The proportionate interests of Members in the assets of the Fund will be fixed on the basis of their respective investment percentage on the Effective Date. On such date, the books of the Fund will be closed, unless the books of the Fund are reopened because the Plan cannot be carried into effect under the laws of the State of Delaware or otherwise.

Liquidating Distributions

In accordance with the LLC Agreement, after establishing appropriate reserves for contingencies in such amount as the Liquidator shall deem appropriate in its sole discretion, the remaining assets shall be distributed in the following manner: (i) the debts of the Fund, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Fund’s assets to the Members has been completed, shall first be paid on a pro rata basis, (ii) such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a pro rata basis, and (iii) the Members shall next be paid on a pro rata basis the positive balances of their respective capital accounts after giving effect to all allocations (and credits and debits) to be made to such Members’ capital accounts through the date of the distributions. The Fund expects to make the liquidating distributions, in accordance with the LLC Agreement, approximately at the end of December 2007, or earlier if possible, and the Board believes that any amounts received in liquidation of the Fund’s assets will sufficiently cover the Fund’s outstanding debts, liabilities and obligations.

The Plan provides that the Board, or the Liquidator, has the authority to authorize such variations from, or amendments of, the provisions of the Plan (other than the terms governing liquidating distributions) as may be necessary or appropriate to effect the liquidation and dissolution of the Fund and the distribution of its net assets to Members in accordance with the Plan.

Distribution Amounts and Expenses of Liquidation and Dissolution

The amounts to be distributed to Members pursuant to the liquidation will be reduced by any remaining expenses of the Fund, including the expenses of the Fund in connection with this solicitation and with the liquidation and portfolio transaction costs, as well as any costs incurred in resolving any claims that may arise against the Fund. The Fund will bear all of the expenses incurred by the Fund in carrying out the Plan. These expenses are estimated to be approximately $50,000. Actual liquidation expenses and portfolio transaction costs may vary from these estimates. Any increase in such costs will be funded from the cash assets of the Fund and will reduce the amount available for distribution to Members.

U.S. Federal Tax Considerations

The following is a general summary of the significant U.S. federal income tax consequences of the Plan to the Fund and its Members and is limited in scope. This summary is based on the tax laws and applicable Treasury regulations in effect on the date of this Proxy, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. The Fund has not sought a ruling from the Internal Revenue Service (the “IRS”) with respect to the federal income tax consequences to the Fund or its Members that will result from the Fund’s Liquidation. The statements below are not binding upon the IRS or a court, and there is no assurance that the IRS or a court will not take a view contrary to those expressed below.

This summary addresses significant federal income tax consequences of the Plan, but does not discuss state or local tax consequences of the Plan. Implementing the Plan may impose unanticipated tax consequences on Members or affect Members differently, depending on their individual circumstances. Members are encouraged to consult with their own tax advisers to determine the particular tax consequences that may be applicable in connection with the Plan.

THIS SUMMARY IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX PENALTIES. THIS SUMMARY WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN, AND ANY TAXPAYER TO WHOM THE TRANSACTIONS OR MATTERS ARE BEING PROMOTED, MARKETED OR RECOMMENDED SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

In general, a Member receiving a cash liquidating distribution from the Fund generally will recognize capital gain or loss to the extent of the difference between the proceeds received by the Member and the Member’s adjusted tax basis in its Interest. The capital gain or loss will be short-term or long-term, depending upon the Member’s holding period for its Interest. A withdrawing Member will, however, recognize ordinary income to the extent the Member’s allocable share of the Fund’s “unrealized receivables” exceeds the Member’s basis in the unrealized receivables (as determined under the Treasury regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income.

Impact of the Plan on the Fund’s Status under the 1940 Act and State Law

As noted above, on the Effective Date, the Plan provides that the Fund will cease doing business as a registered investment company and, as soon as practicable, will apply for deregistration under the Investment Company Act of 1940, as amended (the “1940 Act”). A vote in favor of the Plan will constitute a vote in favor of the Fund’s deregistration under the 1940 Act. Until the Fund’s withdrawal as an investment company becomes effective, the Fund, as a registered investment company, will continue to be subject to and will comply with the 1940 Act.

After the Effective Date, pursuant to the Delaware Limited Liability Company Act and the LLC Agreement, a Certificate of Cancellation will be executed, acknowledged and filed with the office of the Secretary of State of the State of Delaware, and will become effective in accordance with Delaware law. Upon the effective date of such Certificate of Cancellation, the Fund will be legally dissolved, but thereafter the Fund will continue to exist for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, but not for the purpose of continuing the business for which the Fund was organized.

Appraisal Rights

Members are not entitled to appraisal rights under the Delaware Limited Liability Company Act in connection with the Plan.

The Board unanimously recommends that the Members vote FOR the Liquidation. Approval of the Liquidation requires the affirmative vote of at least 80% of the total number of votes eligible to be cast.

PROXY VOTING AND MEMBER MEETING

The Board of Managers has fixed the close of business on August 24, 2007 as the Record Date for the determination of Members entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

Those Members who own interests directly and not through a broker or nominee (that is, a Member of record) may authorize their proxies to cast their votes by completing the enclosed proxy card and promptly returning it by mail, facsimile or e-mail or by submitting voting instructions by telephone, all as described on the enclosed proxy card. Owners of interests held through a broker or nominee (who is the Member of record for those membership interests) should follow the directions provided to the Member by the broker or nominee to submit voting instructions. Instructions to be followed by a Member of record to submit a proxy via telephone are designed to verify Member identities, to allow Members to give voting instructions and to confirm that Member instructions have been recorded properly. Members who authorize proxies by telephone should not also return a proxy card. A Member of record may revoke that Member’s proxy at any time by giving written notice to the Secretary of the Fund at 630 Fifth Avenue, Suite 2600, New York, New York 10111 at any time prior to the Meeting, by authorizing a later-dated proxy (either by signing and mailing another proxy card or, by telephone as indicated above), or by personally attending the Meeting.

Properly executed proxies may be returned with instructions to abstain from voting or withhold authority to vote (an “abstention”) or may represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the interests on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business but will have the effect of a vote against the Proposal.

Approval of the Proposal requires the affirmative vote of at least 80% of the total number of votes eligible to be cast. In order for the vote to occur at the Meeting, a quorum must be present. A quorum will consist of the presence in person or by proxy of the holders of a majority of the total number of votes eligible to be cast at the Meeting as of the Record Date. In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event that sufficient votes in favor of the position recommended by the Board of Managers on the Proposal are not timely received, the Chairman of the Board may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting, with no other notice than announcement at the Meeting, up to 120 days after the Record Date, in order to permit further solicitation of proxies. Interests represented by proxies indicating a vote contrary to the approval of the Proposal will be voted against adjournment.

If any proposal, other than the Proposal, properly comes before the Meeting, interests represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies. The Fund has not received notice, and is not otherwise aware, of any other matter to be presented at the Meeting.

OTHER INFORMATION

Stock Ownership

As of August 31, 2007, to the knowledge of the Fund, the following Managers and officers directly owned less than 1% of the Fund’s outstanding beneficial interests.

Name and Address of Member	Title	Percentage Ownership
Jeremy Sillem c/o Mezzacappa Investors, LLC 630 Fifth Avenue Suite 2600 New York, NY 10111	Director	None
Hans C. Mautner 630 Fifth Avenue Suite 2600 New York, NY 10111	Director	None
David Feldman 630 Fifth Avenue Suite 2600 New York, NY 10111	Director	None
Damon Mezzacappa 630 Fifth Avenue Suite 2600 New York, NY 10111	Interested Director	None
Christopher Nagle 630 Fifth Avenue Suite 2600 New York, NY 10111	Treasurer	None

As of August 31, 2007, to the knowledge of the Fund, the following beneficial owners owned 5% or more of the Fund’s outstanding beneficial interests.

Name and Address of Member	Percentage Ownership
Mezzcappa Investors, LLC 630 Fifth Avenue Suite 2600 New York, NY 10111	53%

INFORMATION AS TO THE INVESTMENT MANAGER

AND THE ADMINISTRATOR OF THE FUND

The Fund’s investment manager is Mezzacappa Investors, LLC, 630 Fifth Avenue, Suite 2600, New York, New York 10111. PFPC, Inc. located at 301 Bellevue Parkway, Wilmington, Delaware 19809 provides administrative services to the Fund.

OTHER MATTERS

Management of the Fund does not know of any matters proposed to be presented at the Meeting other than the proposed Liquidation. If any other matters properly come before the Meeting, the membership interests represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

PROPOSALS OF MEMBERS

If the liquidation and dissolution of the Fund is approved, the Fund does not intend to hold another Member meeting, annual or otherwise. If the Proposal is not approved or if the liquidation does not occur, the Fund is under no obligation to hold an annual meeting except as otherwise required under the 1940 Act. If the Fund were required to hold an annual meeting, Members would be notified with sufficient time in order to provide them with an opportunity to offer proposals that are intended for inclusion in the Fund’s proxy statement and form of proxy relating to such annual meeting (the “Annual Meeting”). Any such proposals must be received within a reasonable time before the Fund begins to print and send the proxy materials for the meeting. If the Fund holds an Annual Meeting, the Fund will make a public announcement, through the issuance of a press release, of the date of the Annual Meeting. The submission by a Member of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Member proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund’s LLC Agreement.

REPORTS TO MEMBERS

The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund’s latest annual report to Members, its most recent quarterly schedule of portfolio holdings on Form N-Q, and its subsequent semi-annual report to Members, if any, upon request and without charge. To request a copy, please call Mezzacappa Investors, LLC at 212 332-2000 and ask for Christopher Nagle or John Dowd.

By Order of the Boards of Managers,

Damon Mezzacappa

President

September 20, 2007

New York, New York

APPENDIX A

MEZZACAPPA PARTNERS, LLC

Plan of Liquidation and Dissolution

This Plan of Liquidation and Dissolution (the “Plan”) of Mezzacappa Partners, LLC (the “Fund”), a limited liability company formed in the State of Delaware and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with the laws of the State of Delaware.

WHEREAS, on August 24, 2007, a majority of the Fund’s Board of Managers (the “Board”) determined that it is advisable to dissolve the Fund; and

WHEREAS, the Board has considered and approved this Plan as the method of liquidating and dissolving the Fund and has directed that the dissolution of the Fund be submitted to the members of the Fund (the “Members”) for their consideration;

NOW, THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

1. Effective Date of Plan. The Plan shall be and become effective only upon the affirmative vote of dissolution of the Fund by the Members holding at least 80% of the total number of votes eligible to be cast on the matter at a duly called meeting of the Members at which a quorum is present. The day of such approval by the Members is hereinafter called the “Effective Date.”

2. Cessation of Business. After the Effective Date, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of the Fund’s liabilities as provided in Section 6 herein, and distributing its remaining assets to the Members in accordance with this Plan.

3. Appointment of Liquidator. In accordance with Section 6.2 of the Fund’s limited liability company agreement (the “LLC Agreement”), the Board hereby designates Mezzacappa Management, LLC, the Organizational Member, as the liquidator.

4. Fixing of Interests and Closing of Books. The proportionate interests of Members in the assets of the Fund shall be fixed on the basis of their respective investment percentage at the close of business on the Effective Date, or on such later date as may be determined by the Board (the “Determination Date”). On the Determination Date, the books of the Fund shall be closed.

5. Notice of Liquidation. As soon as practicable after the Effective Date, the Fund shall mail notice to its known creditors, if any, at their addresses as shown on the Fund’s records, that this Plan has been approved by the Board and the Members, and that the Fund will be liquidating its assets to the extent such notice is required under the Delaware Limited Liability Company Act (the “DLLC”).

A-1

6. Liquidation of Assets and Payment of Debts. As soon as is reasonable and practicable after the Effective Date, all portfolio investments will be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Fund shall pay, or make reasonable provision to pay in full all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the final liquidating distribution provided for in Section 7 below.

7. Liquidating Distributions. In accordance with Section 6.2 of the LLC Agreement, after establishing appropriate reserves for contingencies in such amount as the Board, or liquidator (as the case may be), shall deem appropriate in its sole discretion, the remaining assets shall be distributed in the following manner: (i) the debts of the Fund, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Fund’s assets to the Members has been completed, shall first be paid on a pro rata basis; (ii) such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a pro rata basis; and (iii) the Members shall next be paid on a pro rata basis the positive balances of their respective capital accounts after giving effect to all allocations (and credits and debits) to be made to such Members’ capital accounts for the fiscal period ending on the date of the distributions.

8. Expenses of the Liquidation and Dissolution of the Fund. The Fund shall bear all of the expenses incurred in carrying out this Plan.

9. Deregistration as an Investment Company. Upon completion of the liquidating distributions, the Fund shall file with the U.S. Securities and Exchange Commission an application for an order declaring that the Fund has ceased to be an investment company.

10. Dissolution. As promptly as practicable, the Fund shall be dissolved in accordance with the laws of the State of Delaware and the Fund’s LLC Agreement, including the filing of a Certificate of Cancellation with the office of the Secretary of State of the State of Delaware.

Once dissolved, if any additional assets remain available for distribution to the Members, the Board may provide such notices to Members and make such distributions in the manner provided by the LLC Agreement.

11. Additional Actions and Amendments. Without limiting the power of the Board under Delaware law and the Fund’s LLC Agreement, the Board and, subject to the discretion of the Board or a duly authorized committee thereof, the officers of the Fund shall have authority to do or authorize any or all acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of Delaware law, the 1940 Act, the Securities Act of 1933, as amended, or under the Internal Revenue Code of 1986, as amended. The Board shall have the authority to authorize such variations from, or amendments of, the provisions of the Plan (other than the terms governing liquidating distributions) as may be necessary or appropriate to effect the liquidation and dissolution of the Fund and the distribution of its net assets to Members in accordance with the purposes to be accomplished by the Plan.

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A FORM OF PROXY CARD

Vote by Phone, Facsimile or by Mail.

CALL: To vote by phone, call (212) 332-2000 and ask for Christopher Nagle or John Dowd.

FACSIMILE: To vote by facsimile, fax the completed Proxy Card to (212) 332-5306, Attn: Christopher Nagle.

MAIL: Return the signed proxy card in the enclosed envelope.

E-MAIL: E-mail a scanned version of the completed Proxy Card to either Christopher Nagle at chris.nagle@mezzfund.com or to John Dowd at john.dowd@mezzfund.com.

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF MEMBERS TO BE HELD October 1, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS OF THE FUND.

Mezzacappa Partners, LLC

The undersigned hereby appoints Christopher Nagle and John Dowd, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Members (the “Meeting”) of Mezzacappa Partners, LLC (the “Fund”) to be held at 9:00 a.m., Eastern Daylight Time, on October 1, 2007, at the offices of the Fund located at 630 Fifth Avenue, Suite 2600, New York, New York 10111, and at any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement, revokes any proxy previously given with respect to the Meeting and instructs said proxies to vote said membership interests as indicated on the reverse side of this proxy card.

IF THIS PROXY CARD IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE FOR THE PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

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PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

/x/ Please mark votes as in this example.

THE PROPOSALS:

1. The Approval of the liquidation and dissolution of the Fund in accordance with the Plan of Liquidation and Dissolution of the Fund attached to the Proxy Statement as Appendix A.

FOR	AGAINST	ABSTAIN
/ /	/ /	/ /

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting, any postponement or adjournment thereof, including any matter incidental to the conduct of the Meeting, in the discretion of the Proxy holder(s).

FOR	AGAINST	ABSTAIN
/ /	/ /	/ /

Please check here if you plan to attend the Meeting.

/            / I WILL ATTEND THE MEETING.

Please be sure to sign your name(s) exactly as it appears on this Proxy Card.

Name of Member (Please Print Legibly)

Signature(s) of Member(s)

Date:                                   , 2007

Name of Member (Please Print Legibly)

Signature(s) of Member(s)

Date:                                   , 2007

IMPORTANT: Please sign legibly and exactly as the name appears on this Proxy Card. Joint owners must EACH sign the Proxy Card. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partnership, please sign in the partnership name.

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